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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 17, 2003


                             ARGENT SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of November 1, 2003, providing for the issuance of
             Asset-Backed Pass-Through Certificates, Series 2003-W6)


                             Argent Securities Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                    333-105957-06             77-0599834
----------------------------           -----------           ----------------
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
of Incorporation)                      File Number)       Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                              92868
----------------------------------------                    -------------
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660



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                                       -2-

Item 2. Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

                  On November 5, 2003, a series of certificates, entitled Argent Securities Inc. Asset- Backed Pass-Through Certificates, Series 2003-W6 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of November 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Argent Securities Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company ("Ameriquest") as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of fourteen classes of certificates (collectively, the "Certificates"), designated as the "Class AV-1 Certificates," "Class AV-2 Certificates," "Class AF-1 Certificates," "Class AF-2 Certificates," "Class AF-3 Certificates," "Class AF-4 Certificates," "Class AF-5 Certificates," "Class M-1 Certificates," "Class M-2 Certificates", "Class M-3 Certificates", "Class CE Certificates", "Class P Certificates", "Class R Certificates" and "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of approximately $799,999,100.00 as of November 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated November 3, 2003, between Ameriquest as seller and the Depositor (the "Mortgage Loan Purchase Agreement").

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                    INITIAL CERTIFICATE     PASS-THROUGH                       INITIAL CERTIFICATE     PASS-THROUGH
      CLASS         PRINCIPAL BALANCE(1)        RATE              CLASS        PRINCIPAL BALANCE(1)        RATE
------------------ --------------------- ------------------ ----------------- ---------------------- -----------------
       AV-1           $ 491,634,000        Variable(2)(4)         AF-4            $  12,000,000        4.60%(3)(4)
       AV-2           $  73,226,000        Variable(2)(4)         AF-5            $  13,140,000        5.61%(3)(4)
       AF-1           $  25,000,000         Variable(2)            M-1            $ 120,000,000       Variable(2)(4)
       AF-2           $  10,000,000           2.90%(3)             M-2            $  10,000,000       Variable(2)(4)
       AF-3           $  15,000,000           3.54%(3)             M-3            $   8,000,000       Variable(2)(4)

(1)  Approximate.
(2) The pass-through rates on the Adjustable-Rate Certificates are generally based on one-month LIBOR plus an applicable margin, subject to a rate cap, as described in this prospectus supplement.
(3) Subject to a rate cap, as described in this prospectus supplement. (4) Subject to increase, as described in this prospectus supplement.

                     The Certificates, other than the Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated November 3, 2003 (the "Prospectus Supplement"), and the Prospectus, dated November 3, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates and the Class R Certificates and Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.


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                                       -3-


Item 7.       Financial Statements and Exhibits

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits


         Exhibit No.      Description
         -----------      -----------
              4.1         Pooling and Servicing Agreement, dated as of
                          November 1, 2003, by and among Argent
                          Securities Inc. as Depositor, Ameriquest
                          Mortgage Company as Master Servicer and
                          Deutsche Bank National Trust Company as
                          Trustee relating to the Series 2003-W6
                          Certificates.

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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 18, 2003


                                           ARGENT SECURITIES INC.


                                           By: /s/ John P. Grazer
                                              ----------------------------------
                                           Name:   John P. Grazer
                                           Title:  CFO





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                                Index to Exhibits




                                                                 Sequentially
Exhibit No.                Description                           Numbered Page
-----------                -----------                           -------------
    4.1       Pooling and Servicing Agreement, dated as of             7
              November 1, 2003, by and among Argent Securities
              Inc. as Depositor, Ameriquest Mortgage Company as
              Master Servicer and Deutsche Bank National Trust
              Company as Trustee relating to the Series 2003-W6
              Certificates.



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                                   Exhibit 4.1